Exhibit 99.B(j)(2)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND	ING GLOBAL EQUITY DIVIDEND AND
EQUITY INCOME FUND	PREMIUM OPPORTUNITY FUND

ING EQUITY TRUST	ING INFRASTRUCTURE DEVELOPMENT
ING Equity Dividend Fund	EQUITY FUND
ING Financial Services Fund
ING Fundamental Research Fund	ING INTERNATIONAL HIGH DIVIDEND
ING Index Plus LargeCap Equity Fund	EQUITY INCOME FUND
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III	ING INVESTORS TRUST
ING Index Plus LargeCap Equity Fund IV	ING AllianceBernstein Mid Cap Growth Portfolio(1)
ING Index Plus LargeCap Equity Fund V	ING American Funds Asset Allocation Portfolio
ING Index Plus LargeCap Equity Fund VI	ING American Funds Bond Portfolio
ING LargeCap Growth Fund	ING American Funds Growth Portfolio
ING LargeCap Value Fund	ING American Funds Growth-Income Portfolio
ING MidCap Opportunities Fund	ING American Funds International Portfolio
ING Principal Protection Fund VII	ING BlackRock Inflation Protected Bond Portfolio
ING Principal Protection Fund VIII	ING BlackRock Large Cap Growth Portfolio(1)
ING Principal Protection Fund IX	ING BlackRock Large Cap Value Portfolio(1)
ING Principal Protection Fund X	ING Capital Guardian Small/Mid Cap Portfolio(1)
ING Principal Protection Fund XI	ING Capital Guardian U.S. Equities Portfolio(1)
ING Principal Protection Fund XII	ING Disciplined Small Cap Value Portfolio
ING Real Estate Fund	ING EquitiesPlus Portfolio
ING SmallCap Opportunities Fund	ING Evergreen Health Sciences Portfolio(1)
ING SmallCap Value Multi-Manager Fund	ING Evergreen Omega Portfolio(1)
ING Value Choice Fund	ING FMRSM Diversified Mid Cap Portfolio(1)
ING Franklin Income Portfolio(1)
ING FUNDS TRUST	ING Franklin Mutual Shares Portfolio(1)
ING Classic Money Market Fund	ING Focus 5 Portfolio
ING GNMA Income Fund	ING Franklin Templeton Founding Strategy Portfolio
ING High Yield Bond Fund	ING Global Real Estate Portfolio
ING Institutional Prime Money Market Fund	ING Global Resources Portfolio(1)
ING Intermediate Bond Fund	ING Global Technology Portfolio(1)
ING National Tax-Exempt Bond Fund	ING Goldman Sachs Commodity Strategy Portfolio
ING International Growth Opportunities Portfolio(1)
ING GLOBAL ADVANTAGE AND PREMIUM	ING Janus Contrarian Portfolio(1)
OPPORTUNITY FUND	ING JPMorgan Emerging Markets Equity Portfolio(1)
ING JPMorgan Small Cap Core Equity Portfolio(1)

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC., the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

ING JPMorgan Value Opportunities Portfolio(1)	ING Diversified International Fund
ING Julius Baer Foreign Portfolio(1)	ING Emerging Countries Fund
ING Legg Mason Value Portfolio(1)	ING Emerging Markets Fixed Income Fund
ING LifeStyle Aggressive Growth Portfolio	ING European Real Estate Fund
ING LifeStyle Conservative Portfolio	ING Foreign Fund
ING LifeStyle Growth Portfolio	ING Global Bond Fund
ING LifeStyle Moderate Growth Portfolio	ING Global Equity Dividend Fund
ING LifeStyle Moderate Portfolio	ING Global Natural Resources Fund
ING Limited Maturity Bond Portfolio(1)	ING Global Real Estate Fund
ING Liquid Assets Portfolio(1)	ING Global Value Choice Fund
ING Lord Abbett Affiliated Portfolio(1)	ING Greater China Fund
ING Marsico Growth Portfolio(1)	ING Index Plus International Equity Fund
ING Marsico International Opportunities Portfolio	ING International Capital Appreciation Fund
ING MFS Total Return Portfolio1	ING International Equity Dividend Fund
ING MFS Utilities Portfolio	ING International Growth Opportunities Fund
ING Mid Cap Growth Portfolio(1)	ING International Real Estate Fund
ING Multi-Manager International Small Cap Portfolio	ING International SmallCap Multi-Manager Fund
ING Oppenheimer Main Street Portfolio®(1)	ING International Value Choice Fund
ING PIMCO Core Bond Portfolio(1)	ING International Opportunities Fund
ING PIMCO High Yield Portfolio(1)	ING Russia Fund
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio(1)	ING PARTNERS, INC.
ING Pioneer Mid Cap Value Portfolio(1)	ING American Century Large Company Value Portfolio
ING Stock Index Portfolio(1)	ING American Century Small-Mid Cap Value Portfolio
ING T. Rowe Price Capital Appreciation Portfolio(1)	ING Baron Asset Portfolio
ING T. Rowe Price Equity Income Portfolio(1)	ING Baron Small Cap Growth Portfolio
ING Templeton Global Growth Portfolio(1)	ING Columbia Small Cap Value II Portfolio
ING UBS U.S. Allocation Portfolio(1)	ING Davis New York Venture Portfolio
ING Van Kampen Capital Growth Portfolio(1)	ING Fidelity® VIP Contrafund® Portfolio
ING Van Kampen Global Franchise Portfolio(1)	ING Fidelity® VIP Equity-Income Portfolio
ING Van Kampen Growth and Income Portfolio(1)	ING Fidelity® VIP Growth Portfolio
ING Van Kampen Large Cap Growth Portfolio(1)	ING Fidelity® VIP Mid Cap Portfolio
ING Van Kampen Real Estate Portfolio(1)	ING Index Solution 2015 Portfolio
ING VP Index Plus International Equity Portfolio	ING Index Solution 2025 Portfolio
ING Wells Fargo Disciplined Value Portfolio(1)	ING Index Solution 2035 Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio	ING Index Solution 2045 Portfolio
ING Index Solution Income Portfolio
ING MAYFLOWER TRUST	ING JPMorgan International Portfolio
ING International Value Fund	ING JPMorgan Mid Cap Value Portfolio
ING Legg Mason Partners Aggressive Growth Portfolio
ING MUTUAL FUNDS
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

ING Legg Mason Partners Large Cap Growth Portfolio	ING GET U.S. Core Portfolio - Series 4
ING Lord Abbett U.S. Government Securities Portfolio	ING GET U.S. Core Portfolio - Series 5
ING Neuberger Berman Partners Portfolio	ING GET U.S. Core Portfolio - Series 6
ING Neuberger Berman Regency Portfolio	ING GET U.S. Core Portfolio - Series 7
ING OpCap Balanced Value Portfolio	ING GET U.S. Core Portfolio - Series 8
ING Oppenheimer Global Portfolio	ING GET U.S. Core Portfolio - Series 9
ING Oppenheimer Strategic Income Portfolio	ING GET U.S. Core Portfolio - Series 10
ING PIMCO Total Return Portfolio	ING GET U.S. Core Portfolio - Series 11
ING Pioneer High Yield Portfolio	ING GET U.S. Core Portfolio - Series 12
ING Solution 2015 Portfolio	ING GET U.S. Core Portfolio - Series 13
ING Solution 2025 Portfolio	ING GET U.S. Core Portfolio - Series 14
ING Solution 2035 Portfolio	ING VP Global Equity Dividend Portfolio
ING Solution 2045 Portfolio
ING Solution Growth and Income Portfolio

ING GET FUND

ING Solution Growth Portfolio	ING GET Fund – Series V
ING Solution Income Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING SERIES FUND, INC.

ING T. Rowe Price Growth Equity Portfolio	Brokerage Cash Reserves
ING Templeton Foreign Equity Portfolio	ING 130/30 Fundamental Research Fund
ING Thornburg Value Portfolio	ING Balanced Fund
ING UBS U.S. Large Cap Equity Portfolio	ING Disciplined Core Fund
ING UBS U.S. Small Cap Growth Portfolio	ING Global Income Builder Fund
ING Van Kampen Comstock Portfolio	ING Global Science and Technology Fund
ING Van Kampen Equity and Income Portfolio	ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING PRIME RATE TRUST	ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING RISK MANAGED NATURAL RESOURCES FUND	ING Money Market Fund
ING Small Company Fund
ING SENIOR INCOME FUND	ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING SEPARATE PORTFOLIOS TRUST	ING Strategic Allocation Moderate Fund
ING SPorts Core Fixed Income Fund	ING Tactical Asset Allocation Fund
ING SPorts Core Plus Fixed Income Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VARIABLE INSURANCE TRUST	ING VP Strategic Allocation Conservative Portfolio
ING GET U.S. Core Portfolio - Series 1	ING VP Strategic Allocation Growth Portfolio
ING GET U.S. Core Portfolio - Series 2	ING VP Strategic Allocation Moderate Portfolio
ING GET U.S. Core Portfolio - Series 3

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

ING VARIABLE PORTFOLIOS, INC.

ING VP Index Plus LargeCap Portfolio
ING International Index Portfolio	ING VP Index Plus MidCap Portfolio
ING BlackRock Global Science and Technology Portfolio	ING VP Index Plus SmallCap Portfolio
ING Lehman Brothers U.S. Aggregate Bond Index Portfolio	ING VP Small Company Portfolio
ING Morningstar U.S. Growth Index Portfolio	ING WisdomTreesm Global High-Yielding Equity Index Portfolio
ING Russell™ Global Large Cap Index 85% Portfolio
ING Russell™ Large Cap Index Portfolio	ING VP BALANCED PORTFOLIO, INC.
ING Russell™ Mid Cap Index Portfolio
ING Russell™ Small Cap Index Portfolio	ING VP INTERMEDIATE BOND PORTFOLIO
ING –Opportunistic LargeCap Growth Portfolio
ING Opportunistic LargeCap Value Portfolio	ING VP MONEY MARKET PORTFOLIO

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.